UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of Report (Date of earliest event reported): November 2, 2005

AMERICAN ECOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-11688	95-3889638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Lakepointe Centre I, 300 E. Mallard, Suite 300 Boise, Idaho (Address of principal executive offices)		83706 (Zip Code)

(208) 331-8400
(Registrant’s telephone number, including area code)

Item 8.01.	Other Events

The Company periodically gives investment presentations to current and prospective investors. A copy of the presentation is available on the Company’s website.

A copy of the presentation is attached as Exhibit 99 and incorporated by reference herein.

Exhibit 99	AMERICAN ECOLOGY CORPORATION INVESTMENT PRESENTATION

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN ECOLOGY CORPORATION
(Registrant)

Date: November 2, 2005	By: /S/ Michael J. Gilberg
Michael J. Gilberg
Vice President and Controller,

EXHIBIT INDEX

Exhibit	Description

Exhibit 99	AMERICAN ECOLOGY CORPORATION INVESTMENT PRESENTATION